UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2022, Sorrento Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Virex Health, Inc., a Delaware corporation (“Virex”), VH Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), VH Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger LLC”), and Fortis Advisors LLC, as representative of the equityholders of Virex (the “Stockholders’ Representative”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Virex (the “Initial Merger”), with Virex continuing as the surviving corporation in such merger, and subsequent to the Initial Merger, Virex will merge with and into Merger LLC, with Merger LLC surviving as a wholly owned subsidiary of the Company (the “Subsequent Merger” and together with the Initial Merger, the “Merger”). At the effective time of the Subsequent Merger, the name of Merger LLC as the surviving company in the Subsequent Merger will change to Virex Health, LLC.

As consideration for the Merger, upon completion of the Initial Merger, the equityholders of Virex (the “Virex Equityholders”) will be entitled to receive the following amounts (to be paid in cash and stock as further described below): (i) $12,000,000, subject to certain adjustments pursuant to the terms of the Merger Agreement for indebtedness, transaction expenses and cash (the “Closing Consideration”) and (ii) subject to achievement of certain regulatory milestones, up to $10,000,000 in additional consideration (the “Milestone Payment” and together with the Closing Consideration, the “Merger Consideration”).

Pursuant to the Merger Agreement, the Merger Consideration shall be paid as follows: (i) 59% in cash; and (ii) 41% in shares of common stock of the Company, par value $0.0001 per share (“Common Stock”). At any time shares of Common Stock are issued in respect of the Merger Consideration (the “Shares”), the number of shares to be issued will be based on a price per share equal to the volume weighted average closing price per share of the Common Stock, as reported on The Nasdaq Stock Market LLC for the eleven consecutive trading days ending on the date that is three trading days prior to the applicable issuance date. The aggregate number of shares of Common Stock issuable pursuant to the Merger Agreement as Merger Consideration shall not exceed 19.99% of the total number of shares of Common Stock issued and outstanding immediately prior to the effective time of the Merger. In the event the Company determines in its reasonable discretion that a Virex Equityholder is not an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the Company shall pay the portion of the Merger Consideration payable to such Virex Equityholder in the form of cash only and shall be entitled to proportionately decrease the amount of cash, and increase the number of shares of Common Stock, payable to the “accredited investors” so as to maintain the 59% cash and 41% stock allocation referenced above. Ten percent of the Closing Consideration will be deposited into an escrow account (in the form of cash and stock) as partial security for the indemnification obligations of the Virex Equityholders under the Merger Agreement and $150,000 will be set aside for expenses that may be incurred by the Stockholders’ Representative.

The closing of the Merger is subject to customary conditions, including the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers) and compliance with covenants and agreements in the Merger Agreement in all material respects.

The Merger Agreement contains customary representations, warranties and covenants of the Company and Virex. Subject to certain customary limitations, following the closing of the Merger, the Virex Equityholders shall indemnify the Company and its officers, directors, employees and agents against certain losses related to, among other things, breaches of Virex’s representations and warranties, certain specified liabilities and the failure to perform covenants or obligations under the Merger Agreement.

Pursuant to the terms of the Merger Agreement (and subject to the limitations set forth therein), the Company has agreed to prepare and file one or more registration statements with the Securities and Exchange Commission (the “SEC”) following the closing of the Merger, for the purpose of registering for resale the shares of Common Stock issued as Merger Consideration. Under the Merger Agreement, the Company is required to file such registration statement with the SEC within 30 days of the issuance of such shares of Common Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Merger Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sale of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Shares will be issued to accredited Virex Equityholders in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each Virex Equityholder that receives any shares of Common Stock as Merger Consideration will represent that such equityholder is an “accredited investor,” as defined in Regulation D, and will acquire such shares of Common Stock for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Except for the registration rights contemplated by the Merger Agreement, the Shares will not be registered under the Securities Act and such Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1+*	Agreement and Plan of Merger, dated January 14, 2022, by and among Sorrento Therapeutics, Inc., VH Merger Sub I, Inc., VH Merger Sub II, LLC, Virex Health, Inc. and Fortis Advisors LLC, as representative of the stockholders of Virex Health, Inc.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

+	Non-material schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

*	Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: January 19, 2022	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer